SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 25, 2005



                                   AAON, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)



           Nevada                       0-18953                  87-0448736
           ------                       -------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)



                     2425 South Yukon, Tulsa, Oklahoma 74107
                     ---------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 583-2266


                                      (1)

Item 2.02. Results of Operations and Financial Condition.

               On October 25, 2005, Registrant issued a press release on its results of operations and financial condition for the three and nine month periods ended and at September 30, 2005.

Item 9.01  Financial Statements and Exhibits.

               A copy of the Registrant's October 25, 2005, press release is attached as Exhibit 99.1 hereto.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AAON, INC.


Date:  October 26, 2005                 By:  /s/ John B. Johnson
                                             -----------------------------------
                                                 John B. Johnson, Jr., Secretary


                                      (2)